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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 20, 1996
                                                          -------------


                           GEOTEK COMMUNICATIONS, INC.
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               (Exact name of registrant as specified in charter)

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


         Delaware                                 0-17581                             22-2358635
- -------------------------                ------------------------               ---------------------
 (State or other juris-                  (Commission File Number)               (IRS Employer Identi-
diction of incorporation)                                                            fication No.)

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20 Craig Road, Montvale, New Jersey                                 07645
- ---------------------------------------                          ----------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code    201-930-9305
                                                      ------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                         Exhibit Index appears at Page 5
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Item 5.                    Other Events

         On June 20, 1996, pursuant to several Subscription Agreements (collectively, the "Subscription Agreement") between Geotek Communications, Inc. (the "Company") and the signatories thereto, including among others, Renaissance Fund LDC, Charles Bronfman Family Trust, The Kolber Trust and S-C Rig Investments - III, L.P. (collectively, the "Series N Investors"), the Company sold 55,000 units (the "Units") for an aggregate purchase price of $55,000,000. Each Unit consists of (i) one share of the Company's Series N Cumulative Convertible Preferred Stock (the "Series N Stock") and (ii) warrants (the "Warrants") to purchase thirty (30) shares of the Company's common Stock, $.01 par value per share ("Common Stock"). A form of Subscription Agreement is attached hereto as Exhibit (c)(1).

         As set forth in the Certificate of Designation of Series N Cumulative Convertible Preferred Stock (the "Certificate of Designation"), the Series N Stock is convertible at any time by the holder thereof into shares of Common Stock at a price of $11.00 per share of Common Stock. The Company is able, at its option, to call the Series N Stock for mandatory conversion at any time after the June 20, 1998 in the event the average closing price of the Common Stock is greater than $17.75 (subject to certain adjustments for the number of shares outstanding) for any twenty consecutive trading days. In addition, annual dividends on the Series N Stock accrue at the rate of 10% and are payable quarterly in shares of Common Stock until all the shares of Series N Stock have been converted. Each share of Series N Stock entitles the holder thereof to certain voting rights, including the right to vote on all matters voted on by holders of Common Stock as if such Series N Stock had already been converted. A copy of the Certificate of Designation is attached hereto as Exhibit (c)(2).

         The Warrants are exercisable at any time before the June 20, 2001 to purchase shares of Common Stock at an exercise price of $11 per share (subject to adjustment in certain circumstances). A Form of Warrant is attached hereto as Exhibit (c)(3).

         Pursuant to the Subscription Agreement, the Company has agreed to file registration statements under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common Stock issuable (i) with respect to dividends payable on the Series N Stock, (ii) upon conversion of the Series N Stock and (iii) upon exercise of the Warrants. If the Company fails to register such shares of Common Stock or otherwise comply with the procedures set forth in the Subscription Agreement within the time periods prescribed by the Subscription Agreement, the Company will be subject to substantial monetary penalties.



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Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

        (c)   Exhibits

                (1)   Form of Subscription Agreement

                (2) Certificate of Designation of Series N Cumulative Convertible Preferred Stock

                (3)   Form of Warrant

                                       -3-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GEOTEK COMMUNICATIONS, INC.



Date: June 26, 1996                     By: /s/ Robert Vecsler
      -------------                         -----------------------------
                                        Name: Robert Vecsler
                                        Title: Secretary and General Counsel



                                       -4-

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                                  EXHIBIT INDEX



Exhibit No.
(c)(1)           Form of Subscription Agreement
(c)(2) Certificate of Designation of Series N Cumulative Convertible Preferred Stock
(c)(3)           Form of Warrant








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